Exhibit 10.25
SUBORDINATED LIMITED RECOURSE GUARANTY AGREEMENT
     This Subordinated Limited Recourse Guaranty Agreement (this “Guaranty”) is made and entered into this 20th day of February, 2009, by and between each signatory hereto identified as a Guarantor (each a “Guarantor” and collectively, the “Guarantors”), in favor of Asta Group, Incorporated (“Asta Group”). Terms used herein and not defined herein have the meaning set forth in the Guarantor Security Agreement (as defined below).
BACKGROUND
     Whereas, pursuant to two subordinated promissory notes, dated the date hereof, one in the principal amount of $7,526,278 (the “$7.5 Million Note”) and one in the principal amount of $700,000 (the “$700,000 Note,” and with the $7.5 Million Note, the “Notes”), Asta Funding, Inc. (“Asta Funding”) has agreed to pay Asta Group the respective principal amounts of $7,526,278 and $700,000, plus interest thereon;
     Whereas, in connection with the fourth amendment to that certain receivables financing agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among Palisades Acquisition XVI, LLC (the “Borrower”), Palisades Collection, L.L.C., as servicer, Fairway Finance Company, LLC, BMO Capital Markets Corp., as administrator and collateral agent (the “Collateral Agent”), and Bank of Montreal, Asta Group collaterally assigned the $700,000 Note to the Collateral Agent, as additional security for the obligations of the Borrower under the Receivables Financing Agreement (the “Collateral Assignment”);
     Whereas, in order to induce Asta Group to enter into such Collateral Assignment, the Guarantors have agreed to enter into this Guaranty in favor of Asta Group, with recourse under this Guaranty being limited as set forth in this Guaranty and a subordinated Guarantor Security Agreement dated as of the date hereof among Guarantors and Asta Group (as amended, modified, supplemented and restated from time to time, the “Guarantor Security Agreement”); and
     Whereas, to obtain the consent of Guarantors’ existing senior secured creditors to enter into the Guaranty and the Guarantor Security Agreement, Asta Group has agreed to enter into the Subordination and Intercreditor Agreement of this date between Asta Group and Israel Discount Bank of New York, as collateral agent for itself and the senior secured creditors (as amended, modified, supplemented and restated from time to time, the “Intercreditor Agreement”; and, together with this Guaranty and the Guarantor Security Agreement, the “Guarantor Security Documents”).
     1. The Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee payment of the principal and interest on the Notes, including, without limitation, all reasonable costs and expenses of enforcement and collection, including attorneys’ fees of Asta Group (the “Guaranteed Obligations”); provided however notwithstanding anything to the contrary in this Guaranty or in any other Guarantor Security Document, so long as the Intercreditor Agreement is in effect or any Senior Indebtedness has not been Paid in Full, Asta Group shall not take any action to enforce any of the obligations of any Guarantor (or otherwise seek any remedy or recourse) under any Guarantor Security Document except in accordance with Section 7(a) of the Intercreditor Agreement as in effect on the date hereof (or such revised Section 7(a) after the date hereof that has been consented to by the Guarantors in writing) (the “Standstill”).
     For purposes of this Agreement, “Senior Indebtedness” means Senior Indebtedness as defined in the Intercreditor Agreement as in effect on the date hereof or such revised definition after the date hereof that has been consented to by the Guarantors in writing. For purposes of this Agreement, “Paid in Full” means Paid in Full as defined in the Intercreditor Agreement as in effect on the date hereof or such revised definition after the date hereof that has been consented to by the Guarantors in writing.
     2. Subject to the Intercreditor Agreement and other restrictions set forth herein, Guarantors, jointly and severally, agree that the Guaranteed Obligations shall be due and payable from the Collateral (as defined in the Guarantor Security Agreement) in accordance with the Guarantor Security Agreement when the Guaranteed Obligations or any portion thereof is due to be paid by Asta Funding to Asta Group, whether at stated maturity, by declaration, acceleration or otherwise.
     3. Each Guarantor warrants to Asta Group that: (i) no other agreement, representation or special condition exists between such Guarantor and Asta Group regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and Asta Group that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty.
     4. So long as any Guaranteed Obligations are outstanding (which, for purposes of clarification, means until the Guaranteed Obligations are indefeasibly paid in full in cash), each Guarantor subordinates, in favor of Asta Group, any of the following rights of such Guarantor against Asta Funding: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Obligations or any portion thereof to Asta Group which might otherwise arise from payment by such Guarantor to Asta Group on the account of the Guaranteed Obligations or any portion thereof; and (ii) any right of such Guarantor to require the marshalling of assets of Asta Funding or any other Person which might otherwise arise from payment by such Guarantor to Asta Group on account of the Guaranteed Obligations or any portion thereof. If any amount shall be paid to such Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, Asta Group and shall forthwith be paid to Asta Group to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Notes. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Notes, the Receivables Financing Agreement and the Guarantor Security Documents and that the waivers set forth in this Section 4 are knowingly made in contemplation of such benefits.

     5. Except as set forth in the last sentence of Section 2 above, each Guarantor waives promptness and diligence by Asta Group with respect to its rights under any of the Guarantor Security Documents, including, but not limited to, this Guaranty.
     6. Each Guarantor waives any and all notice with respect to: (i) acceptance by Asta Group of this Guaranty; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Obligations; and (iii) any default in connection with the Guaranteed Obligations.
     7. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Obligations.
     8. Each Guarantor agrees that Asta Group may from time to time and as many times as Asta Group, in its sole discretion, deems appropriate, do any of the following without notice to such Guarantor and without adversely affecting the validity or enforceability of this Guaranty: (i) release, surrender, exchange, compromise, or settle the Guaranteed Obligations or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Obligations or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to Asta Funding or Guarantors, of any note, instrument, or agreement relating to the Guaranteed Obligations or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to Asta Group of the Guaranteed Obligations or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Obligations or any portion thereof; (vi) release, surrender, exchange or compromise any security held by Asta Group for the Guaranteed Obligations; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Obligations or any portion thereof; and (viii) release, surrender, exchange or compromise any security or Lien held by Asta Group for the liabilities of any Person who is a guarantor or surety for the Guaranteed Obligations or any portion thereof. Each Guarantor agrees that Asta Group may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to Guarantors, and that Guarantors will remain, jointly and severally, liable for full payment to Asta Group of the Guaranteed Obligations.
     9. Each Guarantor agrees to be jointly and severally bound by the terms of this Guaranty and jointly and severally liable under this Guaranty subject to the limitations of liability herein. As a result of such liability, each Guarantor acknowledges that Asta Group may, in its sole discretion, elect to enforce this Guaranty for the total Guaranteed Obligations against any Guarantor without any duty or responsibility to pursue any other Guarantor or any other Person (except as set forth in Section 2 above) and that such an election by Asta Group shall not be a defense to any action Asta Group may elect to take against a Guarantor.
     10. Each Guarantor recognizes and agrees that Asta Funding, after the date hereof, may refinance existing Guaranteed Obligations, and that in any such transaction, even if such transaction is not now contemplated, Asta Group will rely in any such case upon this Guaranty and the enforceability thereof against Guarantor and that this Guaranty shall remain in full force and effect with respect to such future indebtedness of Asta Funding to Asta Group and such indebtedness shall for all purposes constitute Guaranteed Obligations.

     11. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by Asta Group to any of the Guaranteed Obligations is or must be rescinded or returned by Asta Group for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor, such liability shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application had not been made.
     12. Each Guarantor agrees that no failure or delay on the part of Asta Group to exercise any of its rights, powers or privileges under this Guaranty shall be a wavier of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of Asta Group’s rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of Asta Group under this Guaranty shall be effective unless in writing and signed by Asta Group. Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Asta Group in any other respect.
     13. Subject to the terms of the Intercreditor Agreement and the limitations set forth in this Guaranty, each Guarantor, jointly and severally, unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by Asta Group in enforcing this Guaranty against any Guarantor.
     14. Each Guarantor acknowledges that in addition to binding itself to this Guaranty, at the time of execution of this Guaranty Asta Group offered to such Guarantor a copy of this Guaranty in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guaranty was not received by it.
     15. Each Guarantor agrees that this Guaranty shall be binding upon such Guarantor, and its successors and assigns; provided, however, that such Guarantor may not assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that this Guaranty shall inure to the benefit of Asta Group and its successors and assigns. No amendment, waiver or other modification of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Asta Group, and then such amendment, waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.
     16. Subject to the limitations set forth above in this Guaranty, each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs an Event of Default under either of the Notes, all or any part of the Guaranteed Obligations may be declared to be forthwith due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.
     17. Subject to the limitations set forth in the Intercreditor Agreement and above in this Guaranty, each Guarantor agrees that the enumeration of Asta Group’s rights and remedies set forth in this Guaranty is not intended to be exhaustive and the exercise by Asta Group of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Guarantor Security Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.
     18. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth below their respective names on the signature page hereof in the manner provided in the Guarantor Security Agreement.
     19. (a) Each Guarantor agrees that the provisions of this Guaranty are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:
          (i) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.
          (ii) if this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by Asta Group, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
          (b) If the guarantee by a Guarantor of the Guaranteed Obligations is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable against such Guarantor.
     20. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES OTHER THAN THOSE SET FORTH IN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
     21. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ASTA GROUP OR ANY OTHER AFFECTED PARTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS

PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS GUARANTY AND EACH SUCH OTHER TRANSACTION DOCUMENT.
     22. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.
(signature page follows)

     IN WITNESS WHEREOF, Guarantors intending to be legally bound, have executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

Asta Funding Acquisition I, LLC, as a Guarantor

By: Name:	/s/ Gary Stern Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Asta Funding Acquisition II, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Asta Funding Acquisition IV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manger

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Collection, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition II, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition IV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition V, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition VI, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition VII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition VIII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition IX, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition X, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XI, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue
Englewood Cliffs, NJ 07632

Palisades Acquisition XII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XIII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XIV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XV, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XVII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Palisades Acquisition XVIII, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Cliffs Portfolio Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Sylvan Acquisition I, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Computer Finance, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Astafunding.com, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Asta Commercial, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Citizens Lending Group, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Ventura Services, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Option Card, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632

Vativ Recovery Solutions, LLC, as a Guarantor

By:	/s/ Gary Stern

Name:	Gary Stern
Title:	Manager

Address for Notices: 210 Sylvan Avenue Englewood Cliffs, NJ 07632
Accepted as of the date:
ASTA GROUP, INCORPORATED

By: Name:	/s/ Gary Stern Gary Stern
Title:	President